Exhibit 99.1

GE Vernova Completes Spin-Off and Begins Trading on the New York Stock Exchange

•	A purpose-built company to electrify and decarbonize the world, uniquely positioned with a scope and scale of solutions to accelerate the energy transition

•	Executing with sustainability, innovation and lean at its core and delivering disciplined growth, margin expansion, higher free cash flow, and effective capital allocation

•	Trading on the New York Stock Exchange under “GEV” ticker symbol

CAMBRIDGE – April 2, 2024 – GE Vernova (NYSE: GEV) announced today that its spin-off from GE (NYSE: GE) is complete and it will begin trading as an independent company on the New York Stock Exchange (NYSE) under the ticker symbol “GEV,” effective at the market opening today. In a first for the NYSE, GE Vernova and GE Aerospace, which also launches as an independent company today, will ring the opening bell together at 9:30 AM ET.

“Today, GE Vernova becomes an independent company singularly focused on accelerating the energy transition to create a more sustainable future,” said Scott Strazik, CEO of GE Vernova. “Our Power, Wind, and Electrification segments provide essential products and services to the electric power industry as we work to meet the growing power demands of economies and deliver electricity that is vital to health, safety, security, and improved quality of life. GE Vernova is purpose-built to electrify and decarbonize the world, and I’m incredibly proud of what our team has accomplished with this milestone and excited to continue this journey alongside our customers and shareholders.”

GE Vernova has more than 80,000 employees across more than 100 countries. Many of the world’s leading utilities, developers, governments, and large industrial electricity users rely on its installed base to generate, transfer, orchestrate, convert, and store electricity reliably and efficiently. With an installed base of over 7,000 gas turbines, the world’s largest, approximately 55,000 wind turbines, and leading-edge electrification technology, GE Vernova helps generate approximately 30% of the world’s electricity.

At the company’s Investor Day in March, GE Vernova reaffirmed its 2024 financial guidance, and presented its 2025 financial guidance. Additionally, GE Vernova provided its outlook by 2028 including achieving mid-single digit organic revenue growth*, 10% adjusted EBITDA margin*, and 90-110% free cash flow* conversion.

GE Vernova serves a vital $265 billion industry segment that is estimated to grow to $435 billion by 2030. Increased electrification and decarbonization needs offer major opportunities, with generation capacity projected to more than double by 2040. To capitalize on this opportunity, the company is focused on executing with sustainability, innovation, and lean at its core and is building on its history of innovation by investing approximately $1 billion annually in research and development to drive breakthrough energy transition technologies.

The spin-off of GE Vernova was achieved by GE’s distribution of all shares of the common stock of GE Vernova Inc. Each holder of record of GE common stock received one share of GE Vernova Inc. common stock for every four shares of GE common stock held on March 19, 2024.

*Non-GAAP Financial Measure

GE Vernova will announce its first quarter earnings on April 25, 2024 at 7:30 AM ET, which can be accessed at www.gevernova.com/investors.

Non-GAAP Financial Measures

In this document, the Company sometimes uses information derived from consolidated financial data but not presented in its financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under the U.S. Securities and Exchange Commission (SEC) rules. These non-GAAP financial measures supplement the Company’s GAAP disclosures and should not be considered an alternative to the GAAP measure. The reasons the Company uses these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are included in this press release and GE Vernova’s Form 10 filed with the SEC and any updates or amendments it makes in future filings.

The Company cannot provide a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measure for free cash flow* conversion in the 2028 outlook without unreasonable effort due to the uncertainty of the costs and timing associated with potential restructuring actions and the impacts of depreciation and amortization.

Forward-Looking Statements

This release contains forward-looking statements – that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. These forward-looking statements often address GE Vernova’s (the Company) expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about planned and potential transactions; the impacts of macroeconomic and market conditions and volatility on the Company’s business operations, financial results and financial position and on the global supply chain and world economy; its expected financial performance, including cash flows, revenues, organic growth, margins, earnings and earnings per share; the Company’s credit ratings and outlooks; its funding and liquidity; its business’ cost structures and plans to reduce costs; restructuring; goodwill impairment or other financial charges; or tax rates. For GE Vernova, particular areas where risks or uncertainties could cause its actual results to be materially different than those expressed in its forward-looking statements include: the Company’s success in executing planned and potential transactions; changes in macroeconomic and market conditions and market volatility, including risk of recession, inflation, supply chain constraints or disruptions, interest rates, the value of securities and other financial assets, oil, natural gas and other commodity prices and exchange rates, and the impact of such changes and volatility on the Company’s business operations, financial results and financial position; global economic trends, competition and geopolitical risks, including impacts from the ongoing geopolitical conflicts (such as the Russia-Ukraine conflict and conflict in the Middle East), demand or supply shocks from events such as a major terrorist attack, natural disasters or actual or threatened public health pandemics or other emergencies, or an escalation of sanctions, tariffs or other trade tensions, and related impacts on the Company’s business’ goal supply chains and strategies; actual or perceived quality issues or safety failures related to the Company’s complex and specialized products, solutions and services; market developments or customer actions that may affect the Company’s ability to achieve its anticipated operational cost savings and implement initiatives to control or reduce operating costs; significant disruptions in the Company’s supply chain, including the high cost or unavailability of raw materials, components, and products essential to its business, and significant disruptions to its manufacturing and production facilities and distribution networks; the Company’s capital allocation plans, including the timing and amount of dividends, share repurchases, acquisitions, organic investments, and other priorities; downgrades of the Company’s credit ratings or ratings outlooks, or changes in rating application or methodology, and the related impact on the Company’s funding profile, costs, liquidity and competitive position; shifts in market and other dynamics related to decarbonization; and the amount and timing of the Company’s cash flows and earnings, which may be impacted by macroeconomic, customer, supplier, competitive, contractual and other dynamics and conditions. These and other uncertainties may cause the Company’s actual future results to be materially different than those expressed in its forward-looking statements. GE Vernova does not undertake to update its forward-looking statements.

Additional Information

GE Vernova’s website at www.gevernova.com/investors, as well as GE Vernova’s LinkedIn and other social media accounts, contains a significant amount of information about GE Vernova, including financial and other information for investors. GE Vernova encourages investors to visit these websites from time to time, as information is updated, and new information is posted.

About GE Vernova

GE Vernova is a purpose-built global energy company that includes Power, Wind, and Electrification segments and is supported by its accelerator businesses of Advanced Research, Consulting Services, and Financial Services. Building on over 130 years of experience tackling the world’s challenges, GE Vernova is uniquely positioned to help lead the energy transition by continuing to electrify the world while simultaneously working to decarbonize it. GE Vernova helps customers power economies and deliver electricity that is vital to health, safety, security, and improved quality of life. GE Vernova is headquartered in Cambridge, Massachusetts, U.S., with more than 80,000 employees across 100+ countries around the world.

GE Vernova’s mission is embedded in its name – it retains its legacy, “GE,” as an enduring and hard-earned badge of quality and ingenuity. “Ver” / “verde” signal Earth’s verdant and lush ecosystems. “Nova,” from the Latin “novus,” nods to a new, innovative era of lower carbon energy. Supported by the Company Purpose, The Energy to Change the World, GE Vernova will help deliver a more affordable, reliable, sustainable, and secure energy future. Learn more: GE Vernova’s website and LinkedIn. https://www.gevernova.com/

Investor Relations Contact:

Michael Lapides

631.662.4317

M.Lapides@ge.com

Media Contact:

Adam Tucker

518.227.2463

Adam.tucker@ge.com